Exhibit 99.1

Genworth Financial Announces Date of 2019 Annual Stockholders Meeting

Richmond, VA (Sept. 12, 2019) – Genworth Financial, Inc. (NYSE: GNW) today announced it will hold its 2019 Annual Meeting of Stockholders on December 12, 2019, if its proposed merger with China Oceanwide Holdings Group Co., Ltd. (Oceanwide) has not yet been completed. Genworth has scheduled its 2019 Annual Meeting to ensure that it remains in compliance with the New York Stock Exchange listing standards which require each listed issuer to hold an annual meeting of stockholders during each calendar year.

In the event the proposed merger is not completed by December 12, 2019, the 2019 Annual Meeting will be held at 3 p.m. Eastern Standard Time at The Westin Richmond, 6631 West Broad Street, Richmond, Virginia, 23230. Holders of record of Genworth’s Class A common stock on October 18, 2019, will be eligible to vote at the 2019 Annual Meeting. In the event the proposed merger is completed by December 12, 2019, the 2019 Annual Meeting will not be held.

As disclosed in Genworth’s proxy statement for its 2018 Annual Meeting of Stockholders, the deadline for the receipt of stockholder proposals submitted under Rule 14a-8 of the Securities Exchange Act of 1934 for inclusion in the Company’s proxy materials for the 2019 Annual Meeting was July 5, 2019.

Genworth’s bylaws establish an advance notice procedure for director nominations and other business proposals that stockholders intend to be presented at the 2019 Annual Meeting outside of Rule 14a-8 of the Exchange Act. For these nominations or other business proposals to be properly brought before the meeting by a stockholder, the stockholder must deliver written notice to Genworth no later than the close of business on September 23, 2019. Such nominations and other business proposals must comply with all requirements set forth in the company’s bylaws.

All notices of intention to present director nominations or other business proposals at the 2019 Annual Meeting, whether or not intended to be included in the proxy materials, should be addressed to: Corporate Secretary, Genworth Financial, Inc., 6620 West Broad Street, Richmond, Virginia 23230.

About Genworth Financial

Genworth Financial, Inc. (NYSE: GNW) is a Fortune 500 insurance holding company committed to helping families achieve the dream of homeownership and address the financial challenges of aging through its leadership positions in mortgage insurance and long term care insurance. Headquartered in Richmond, Virginia, Genworth traces its roots back to 1871 and became a public company in 2004. For more information, visit genworth.com.

From time to time, Genworth releases important information via postings on its corporate website. Accordingly, investors and other interested parties are encouraged to enroll to receive automatic email alerts and Really Simple Syndication (RSS) feeds regarding new postings. Enrollment information is found under the “Investors” section of genworth.com. From time to time, Genworth’s publicly traded subsidiaries, Genworth MI Canada Inc. and Genworth Mortgage Insurance Australia Limited, separately release financial and other information about their operations. This information can be found at http://genworth.ca and http://www.genworth.com.au.

Cautionary Note Regarding Forward-Looking Statements

This press release includes certain statements that may constitute “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning and include, but are not limited to, statements regarding the closing of the transaction with Oceanwide, the receipt of required approvals relating thereto and the any capital contribution resulting therefrom, as well as statements regarding the sale of Genworth MI Canada Inc. (“Genworth Canada”). Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially from those in the forward-looking statements and factors that may cause such a difference include, but are not limited to, risks and uncertainties related to: (i) the risk that the sale of Genworth Canada may not be completed in a timely manner or at all, which may adversely affect Genworth’s business and the price of Genworth’s common stock; (ii) the ability of the parties to obtain regulatory approvals, or the possibility that they may delay the sale of Genworth Canada or that materially burdensome or adverse regulatory conditions may be imposed in connection with any such regulatory approvals; (iii) the risk that a condition to closing of the sale of Genworth Canada may not be satisfied or the risk that the transaction with Oceanwide might not close regardless of a sale of Genworth Canada; (iv) continued availability of capital and financing to Genworth before the consummation of the sale of Genworth Canada; (v) changes in applicable laws or regulations; (vi) Genworth’s ability to recognize the anticipated benefits of the sale of Genworth Canada; (vii) Genworth’s and/or Oceanwide’s inability to obtain regulatory approvals or clearances, or the possibility that regulatory approvals may further delay the transaction with Oceanwide or will not be received prior to December 31, 2019 (and either or both of the parties may not be willing to further waive their contractual termination rights beyond December 31, 2019) or that materially burdensome or adverse regulatory conditions may be imposed in connection with any such regulatory approvals or clearances (including those conditions that either or both of the parties may be unwilling to accept) or that with continuing delays, circumstances may arise that make one or both parties unwilling to proceed with the transaction with Oceanwide or unable to comply with the conditions to existing regulatory approvals; (viii) the impact of changes in interest rates and political instability; (ix) further rating agency actions and downgrades in Genworth’s financial strength ratings; (x) the amount of the costs, fees, expenses and other charges related to the commitment letter from Brookfield Business Partners L.P.; (xi) market conditions that may make it difficult to obtain funding; (xii) potential further impairments to Genworth’s access to funding due to its credit or financial strength ratings and its financial condition; (xiii) the sufficiency of Genworth’s internal liquidity sources to meet its needs and its access to capital may be limited or unavailable; (xiv) the risk that the transaction with Oceanwide may not be completed in a timely manner or at all; (xv) the risk that existing and potential legal proceedings may be instituted against Genworth in connection with the sale of Genworth Canada or the transaction with Oceanwide that may delay the sale of Genworth Canada or the transaction with Oceanwide, make them more costly or ultimately preclude them; and (xvi) other risks and uncertainties described in the Definitive Proxy Statement, filed with the SEC on January 25, 2017, and Genworth’s Annual Report on Form 10-K, filed with the SEC on February 27, 2019. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Actual results may vary materially from those contained in the forward-looking statements. Accordingly, forward-looking statements should not be relied upon as representing Genworth’s views as of any subsequent date, and Genworth does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

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Contact Information:

Investors:	investorinfo@genworth.com

Media:	Julie Westermann, 804 662.2423
julie.westermann@genworth.com